Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of Greg Strakosch and Janice Kelliher hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his/her capacity as Chief Executive Officer and Chief Financial Officer and Treasurer, respectively of TechTarget, Inc. (the Company), that, to his/her knowledge, the Annual Report of the Company on Form 10-K for the period ended December 31, 2013 as filed with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2014	By:	/s/ GREG STRAKOSCH
Greg Strakosch
Chief Executive Officer

Date: March 17, 2014	By:	/s/ JANICE KELLIHER
Janice Kelliher
Chief Financial Officer and Treasurer